Exhibit 10.10

WAIVER AND CONSENT

THIS WAIVER AND CONSENT (this “Waiver and Consent”), dated December        , 2002 but effective for all purposes as of September 27, 2002, is executed by KINETIC CONCEPTS, INC., a Texas corporation (the “Company”), JAMES R. LEININGER (“Pledgor”), each of the SHAREHOLDERS of the Company under that certain Agreement Among Shareholders (the “Shareholders’ Agreement”), dated November 5, 1997, by and among the Company and the Shareholders of the Company named therein (such shareholders, other than Pledgor, referred to herein as the “Shareholders”), JPMORGAN CHASE BANK, a New York banking corporation (“Chase”), in its capacity as administrative agent for the Lenders (as defined herein) (in such capacity, together with its successors in such capacity, “Administrative Agent”), and Chase and BANK ONE, NA, in their capacity as lenders (together with their respective successors and assigns, individually a “Lender” and collectively the “Lenders”) and as issuing lenders.  (Capitalized terms not defined herein shall have the same meanings set forth in the Shareholders’ Agreement).

RECITALS

WHEREAS, Pledgor is a party to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of September 27, 2002, among Pledgor, Administrative Agent and the Lenders; and

WHEREAS, the Lenders have agreed to make certain extensions of credit to Pledgor and certain affiliates of Pledgor pursuant to the terms of the Credit Agreement, conditioned on the indebtedness and obligations of Pledgor and such affiliates under the Credit Agreement and the other loan documents (as defined in the Credit Agreement) (such indebtedness and obligations as referenced and defined in the Credit Agreement being also referred to herein as the “Obligations”) being secured by, among other collateral, such of Pledgor’s shares as constitute 19.947% of the outstanding Common Stock of the Company (the “Shares”), pursuant to that certain Security and Pledge Agreement (the “Security and Pledge Agreement”) to be entered into by and between Pledgor, and Administrative Agent, for the benefit of Lenders; and

WHEREAS, the agreements of the Lenders under the Credit Agreement are further conditioned on the execution and delivery of this Consent and Waiver by the Company and the Shareholders evidencing certain agreements of the Company and the Shareholders with respect to the rights of the Administrative Agent and the Lenders under the Security and Pledge Agreement; and

WHEREAS, the Company and the Shareholders have agreed to enter into this Consent and Waiver conditioned upon the agreements of the Administrative Agent and the Lenders set forth herein.

NOW THEREFORE, for valuable consideration hereby acknowledged, the Company, Pledgor, each of the Shareholders, the Administrative Agent and the Lenders, hereby agree as follows:

1.  Waiver and Consent.

(a)                                  Notwithstanding the provisions of Section 2.01 and Section 2.02 of the Shareholders’ Agreement, each of the Company and the Shareholders hereby consent (i) to the pledge of the Shares by Pledgor to Administrative Agent for the benefit of the Lenders under the Security and Pledge Agreement and, subject to the provisions set forth herein, any exercise of the rights or remedies with respect to a disposition of the Shares pursuant to the Security and Pledge Agreement, and (ii) subject to the provisions set forth herein, to any subsequent Transfer by Administrative Agent or any Holder (as defined herein) to any Person who agrees to be bound by the Shareholders’ Agreement;

(b)                                 Should the Administrative Agent elect to accept in full or partial satisfaction of any indebtedness secured under the Security and Pledge Agreement any or all of the Shares pursuant to Section 9.620 of the Texas Business and Commerce Code, in connection with the exercise of its rights and remedies under the Security and Pledge Agreement, each of the Company and the Shareholders hereby consent to such acceptance by the Administrative Agent and, except as otherwise expressly set forth herein, waive any rights to a proposal under Section 9.621 of the Texas Business and Commerce Code; and

(c)                                  Subject to the provisions set forth herein, each of the Company and the Shareholders hereby waive any and all rights provided under Section 2.03 of the Shareholders’ Agreement, including but not limited to all tag-along and Participation Offer rights, in connection with the Pledge, resulting from any Foreclosure Disposition (as hereinafter defined), and, in the event that the Administrative Agent on behalf of the Lenders, or any of the Lenders individually, or any of their respective affiliates acquires the Shares pursuant to a Foreclosure Disposition, any subsequent Transfer by the Administrative Agent or such Lender or affiliate made to any Person, provided however, in the case of any such subsequent transfer by the Administrative Agent, any Lender or any such affiliate, such rights are waived only to the extent of those Shares are transferred for consideration equal to or less than $50,000,000, in the aggregate.  Pledgor, the Shareholders and the Company agree that the Participation Offer rights shall be suspended in connection with any sale, transfer or conveyance made by each of the Shareholders, but only to the extent that the aggregate consideration for the shares transferred by any such Shareholder are equal to or less than $50,000,000.  Upon the later of (i) the termination of the Security and Pledge Agreement or (ii) a subsequent Transfer of the Shares by Administrative Agent or any Holder to any Person in connection with a disposition of the Shares, all of the rights, duties and obligations of the Pledgor, the Shareholders and any transferee who agrees to be bound by the Shareholders’ Agreement with respect to the Participation Offer rights under Section 2.03 shall be fully reinstated.

2.  Notice of Default.  Pledgor covenants and agrees to promptly deliver to the Shareholders and the Company upon receipt thereof, and in any event within three (3) business days of the receipt thereof, any Default Notice (as such term is defined in the Security and Pledge Agreement) under the Security and Pledge Agreement and any subsequent communication, written or oral, regarding such default and any proposed sale or transfer of the Shares, including without limitation, a Foreclosure Disposition.

3.  Notice of Foreclosure Disposition; Public Sale.  In the event that the Lenders elect to direct the Administrative Agent to conduct a sale of any of the Shares, or any portion thereof, in connection with the exercise any of its remedies under the Security and Pledge Agreement (a “Foreclosure Disposition”), then, in the case of a Foreclosure Disposition which is to be a public sale:

(a)                                  Each of the Company and the Shareholders shall receive written notice from the Administrative Agent of the time and place of such Foreclosure Disposition and the Note Purchase Price as of such date not less than ten (10) business days prior to the date of such Foreclosure Disposition, such notice to be given in accordance with the provisions of Section 15 hereof (the “Foreclosure Sale Notice”), and such Foreclosure Disposition shall not occur prior to the expiration of the Pre-Foreclosure Option Period (as defined in Section 4 below).  If the Company and/or any of the Shareholders agree to purchase any or all of the Shares in the Foreclosure Disposition, then the closing of such purchases shall take place on the forty-fifth (45th) day of such agreement, unless the Administrative Agent and all such purchasers agree to a different closing date.

(b)                                 The Foreclosure Disposition shall be conditioned upon the right of the Company and the Shareholders to approve the public sale purchaser within a period of ten (10) business days following the date of their receipt of Foreclosure Notice (as hereinafter defined), and shall not be deemed to be consummated until the obtainment (or deemed obtainment) of the approvals contemplated by Section 3(c) below; provided, however, that in the event that the Administrative Agent on behalf of the Lenders that are Lenders as of the date hereof, or any assignee which is a nationally or state chartered bank, federal savings bank, quasi-governmental lending agency or similar banking or lending institution, or any of such Lenders individually, or any of their respective affiliates shall be the public sale purchaser at a Foreclosure Disposition, then such sale shall be deemed approved by the Company and the Shareholders and no further approval as provided in this Section 3 shall be required.

(c)                                  The Administrative Agent shall deliver to the Company and each of the Shareholders written notice of the occurrence of such conditional Foreclosure Disposition and the name of the public sale purchaser (the “Foreclosure Notice”).  Within ten (10) business days following receipt of the Foreclosure Notice, the Company and each of the Shareholders shall deliver to the Administrative Agent, in writing, either (i) its approval of the public sale purchaser as set forth in the Foreclosure Notice, or (ii) its election to purchase the Obligations from the Lenders pursuant to the provisions of Section 6 below.  The failure of the Company or any of the Shareholders to deliver its written approval of the public sale purchaser or election to purchase the Obligations prior to the expiration of such ten (10) business day period shall be deemed to constitute the approval of the public sale purchaser as set forth in the Foreclosure Notice and, unless one of the Company or any of the Shareholders shall deny its approval of the public sale purchaser, the Administrative Agent shall have the right to consummate the Foreclosure Disposition, provided that as a condition precedent to such transfer, such public sale purchaser becomes a party to and agrees to be bound by all terms and conditions of the Shareholders’ Agreement.

4.  Pre-Foreclosure Purchase Option.  Prior to any Foreclosure Disposition, the Administrative Agent and each of the Lenders agrees that the Company and the Shareholders shall have the exclusive option to purchase (i) the Obligations (the “Pre-Foreclosure Note Option”) at the price and upon the terms and conditions set forth in Section 6 hereof or (ii) the Shares (the “Pre-Foreclosure Purchase Option”) at price (the “Pre-Foreclosure Purchase Price”) equal to the

Appraised Value (as defined in the Security and Pledge Agreement) of such Shares (the “Pre-Foreclosure Shares”).

(a)                                  To exercise the Pre-Foreclosure Note Option or Pre-Foreclosure Purchase Option, the Company and/or Shareholders (a “Pre-Foreclosure Exercising Party”) shall deliver to the Administrative Agent written notice (the “Pre-Foreclosure Purchase Notice”) of its intention to exercise the Pre-Foreclosure Note Option or Pre-Foreclosure Purchase Option not later than ten (10) business days following the delivery of the Foreclosure Sale Notice (the “Pre-Foreclosure Purchase Option Exercise Period”).

(b)                                 If the Company and/or Shareholders do not exercise the Pre-Foreclosure Note Option, but the Company and/or any of the Shareholders have elected to exercise the Pre-Foreclosure Purchase Option prior to the expiration of the Pre-Foreclosure Note Option Exercise Period, then the closing of the Pre-Foreclosure Purchase Option shall occur on or before the forty-fifth (45th) day after the Pre-Foreclosure Purchase Notice is delivered.  To the extent that more than one of the Company and/or the Shareholders desire to exercise such option to acquire the Pre-Foreclosure Shares, then such option shall be an option exercisable first by the Company and then to the extent not fully exercised by the Company, jointly by the Shareholders with respect to the remaining Pre-Foreclosure Shares to the extent of their respective pro rata interests (as defined below); provided, however, in no event shall the option to acquire the Pre-Foreclosure Shares be exercisable with respect to less than the number of Shares that have an aggregate Pre-Foreclosure Purchase Price equal to the Note Purchase Price or, if the Pre-Foreclosure Purchase Price for all of the Pre-Foreclosure Shares is less than or equal to the Note Purchase Price, all of the Pre-Foreclosure Shares.  For purposes of this Section 4(b), the term “pro rata interest” shall mean the ratio of the number of shares of Common Stock held by a Pre-Foreclosure Exercising Party (other than the Company) to the number of shares of Common Stock held by all Pre-Foreclosure Exercising Parties (other than the Company).  At such closing, the Administrative Agent shall deliver any and all certificates, instruments and/or other documents representing the Pre-Foreclosure Shares, free and clear of the security interests of the Lenders, in the form reasonably requested by the Pre-Foreclosure Exercising Party, but without recourse or warranty, express or implied, and the Pre-Foreclosure Exercising Party shall deliver a bank or certified check (or wire transfer) to the Administrative Agent, in an amount equal to the Pre-Foreclosure Purchase Price.

(c)                                  Pledgor acknowledges and agrees that a transfer of the Pre-Foreclosure Shares pursuant this Section 4 shall constitute a commercially reasonable sale under the applicable provisions of the Uniform Commercial Code as in effect in the State of Texas (the “UCC”) and a proper disposition of the collateral pursuant to the security interest granted to the Administrative Agent for the benefit of the Lenders under the Security and Pledge Agreement, and Pledgor shall have no right to contest the amount of the consideration or credit given with respect to the Lender Acquired Shares in accordance with this Section 4.

(d)                                 Notwithstanding anything in this Section 4 or otherwise in this Waiver and Consent to the contrary, nothing herein shall preclude the Administrative Agent and/or the Lenders, or any of them, from taking steps permitted by applicable laws preliminary to the conduct of a public or private sale or other disposition in accordance with the rights and remedies of the Lenders under the Security and Pledge Agreement and/or the UCC or otherwise under the Loan Documents.

5.  Private Sale Offers and Rights of First Refusal.  If the Company and/or Shareholders do not exercise the Pre-Foreclosure Note Option or Pre-Foreclosure Purchase Option prior to the expiration of the Pre-Foreclosure Purchase Option Exercise Period, then, in the event of a proposed Foreclosure Disposition which is to be a private sale pursuant to an offer for the purchase and sale of the Shares, or any portion thereof, which the Lenders desire to accept (a “Proposed Private Sale Offer”), then the Administrative Agent shall deliver to the Company and the Shareholders written notice of the Proposed Private Sale Offer in accordance with the provisions of Section 5(a) below (the “Private Sale Notice”), and the Company and the Shareholders shall have the right to purchase the Shares which are the subject of the Proposed Private Sale Offer (the “Private Sale Offered Shares”) on the same terms and conditions as the Proposed Private Sale Offer in accordance with and subject to the provisions of Section 5(b) below.

(a)                                  The Administrative Agent shall deliver to the Company and to each of the Shareholders a Private Sale Notice prior to its acceptance of any Proposed Private Sale Offer, in the manner and at the addresses set forth in Section 15 hereof.  The Private Sale Notice shall disclose the terms of the Proposed Private Sale Offer, including the number of Private Sale Offered Shares, the aggregate purchase price for the Private Sale Offered Shares, the name of the proposed transferee, the method of payment, the closing date of such proposed transfer, and all other material terms and conditions of the Proposed Private Sale Offer and the Note Purchase Price as of such date.

(b)                                 On receipt of the Private Sale Notice, the Company and each of the Shareholders (and their respective nominees) shall have the right and option to acquire the Private Sale Offered Shares, on the same terms and conditions as set forth in the Proposed Private Sale Offer, except that (i) the closing date shall be the date which is forty-five (45) days following the expiration of the Private Sale Offer Notice Period (as defined below), (ii) if the Proposed Private Sale Offer specifies consideration other than cash, the consideration shall be the cash equivalent of the consideration specified in the Proposed Private Sale Offer, and (iii) to the extent that more than one of the Company and/or the Shareholders desire to exercise such option to acquire the Private Sale Offered Shares, then such option shall be an option exercisable first by the Company and then to the extent not fully exercised by the Company, jointly by the Shareholders with respect to the remaining Private Sale Offered Shares to the extent of their respective pro rata interests (as defined below); provided, however, in no event shall the option to acquire the Private Sale Offered Shares be exercisable with respect to less than the entirety of the Private Sale Offered Shares.  If either the Company and/or any Shareholder elects to exercise its option to acquire the Private Sale Offered Shares (a “Private Sale Exercising Party”), such Private Sale Exercising Party shall give notice to the Administrative Agent within ten (10) business days of its receipt of such Private Sale Offer Notice (the “Private Sale Offer Notice Period”).  For purposes of this Waiver and Consent, the term “pro rata interest” shall mean the ratio of the number of shares of Common Stock held by a Private Sale Exercising Party (other than the Company) to the number of shares of Common Stock held by all Private Sale Exercising Parties (other than the Company).  For purposes of this Section 5.5(b), the term “cash equivalent” shall mean (i) the value ascribed to the consideration by mutual agreement of the Administrative Agent and the Private Sale Exercising Parties within five (5) business days of the expiration of the Private Sale Offer Notice Period or (ii) if no such agreement is reached within five (5) business days of the expiration of the Private Sale Offer Notice Period, the value ascribed to such consideration by a nationally-recognized investment bank or appraisal firm engaged by the tenth (10th) business day after the expiration of the Private Sale Offer Notice Period by the Private Sale Exercising Parties and reasonably acceptable to the Administrative Agent (the fees and expenses of which shall be borne by Pledgor), which firm shall use a valuation methodology supplied by the Private Sale Exercising Parties and reasonably acceptable to the Administrative Agent, and which firm shall be directed to provide its valuation within thirty (30) days of its engagement.

(c)                                  At the closing of any sale of the Private Sale Offered Shares to a Private Sale Exercising Party pursuant to the provisions of this Section 5, the Administrative Agent shall deliver any and all certificates, instruments and/or other documents representing the Private Sale Offered Shares, free and clear of the security interests of the Lenders, in the form reasonably requested by the Private Sale Exercising Party but without recourse or warranty, express or implied, and the Private Sale Exercising Party shall deliver a bank or certified check (or wire transfer) to the Administrative Agent in an amount equal to the aggregate purchase price set forth in the Proposed Private Sale Offer.

(d)                                 If none of the Company and any of the Shareholders elects to exercise the option to acquire the Private Sale Offered Shares pursuant to this Section 5, then, prior to the expiration of the Private Sale Offer Notice Period, each of the Company and each Shareholder shall deliver to the Administrative Agent, in writing, either (i) its consent to the Transfer pursuant to the Proposed Private Sale Offer, or (ii) its election to purchase the Obligations from the Lenders pursuant to the provisions of Section 6 below.  The failure of the Company or any Shareholder to deliver its written consent or election to purchase the Obligations prior to the expiration of the Private Sale Offer Notice Period shall be deemed to constitute the consent of such party to the Transfer of the Private Sale Offered Shares pursuant to the terms of the Proposed Private Sale Offer, and, if (x) there shall be no Private Sale Exercising Party pursuant to the provisions of this Section 5 (or if any such Private Sale Exercising Party shall fail to consummate the acquisition of the Private Sale Offered Shares as set forth herein) and (y) and neither the Company nor any of the Shareholders elects to purchase the Obligations from the Lenders pursuant to the provisions of Section 6 below, then the Administrative Agent shall have the right to transfer the Private Sale Offered Shares to the proposed transferee on the same terms and conditions set forth in the Private Sale Offer Notice, provided that as a condition precedent to such transfer, such proposed transferee becomes a party to and agrees to be bound by all terms and conditions of the Shareholders’ Agreement and such condition shall not be waived or modified.

(e)                                  Notwithstanding anything in this Section 5 or otherwise in this Waiver and Consent to the contrary, nothing herein shall preclude the Administrative Agent and/or the Lenders, or any of them, from taking steps permitted by applicable laws preliminary to the conduct of a private sale or other disposition in accordance with the rights and remedies of the Lenders under the Security and Pledge Agreement and/or the UCC or otherwise under the Loan Documents.

(f)                                    Pledgor acknowledges and agrees that a transfer of the Shares pursuant this Section 5 shall constitute a commercially reasonable sale under the UCC and a proper disposition of the collateral pursuant to the security interest granted to the Administrative Agent for the benefit of the Lenders under the Security and Pledge Agreement, and Pledgor shall have no right to contest the amount of the consideration or credit given with respect to the Lender Acquired Shares in accordance with this Section 5.

6.  Note Purchase Obligation.  If any of the Company or the Shareholders elect to purchase the Obligations from the Lenders (whether one or more, the “Note Purchasing Party”), (a) pursuant to Section 4(a) or (b) in lieu of (i) granting its approval or deemed approval of public sale purchaser disclosed in a Foreclosure Notice, (ii) granting its consent or deemed consent to a Transfer pursuant to a Proposed Private Sale Offer, or (iii) becoming a Private Sale Exercising Party pursuant to the provisions of Section 5 above, as applicable, Lenders agree to sell and transfer to the Note Purchasing Party, and the Note Purchasing Party agrees to purchase and assume the Leininger Term Notes, Designated Affiliate Term Notes and L/C Obligations (as each is defined in the Credit Agreement) (the Leininger Term Notes, Designated Affiliate Term Notes and L/C Obligations are collectively, the “Term Notes”), including all of the rights, interests and obligations of the Lenders under those of the Loan Documents (as such term is defined under the Credit Agreement) more particularly described on Annex B attached hereto (the “Assigned Loan Documents”), for a purchase price equal to the amount then due under the Term Notes (the “Note Purchase Price”), including all accrued but unpaid interest, and all reasonable out-of-pocket fees and expenses incurred by the Lenders in connection with the enforcement of the Loan Documents as set forth in the Foreclosure Sale Notice or Private Sale Notice, as applicable.

(a)                                  The sale and assignment of the Assigned Loan Documents to the Shareholders shall occur on or before forty-five (45) days after the expiration of the Pre-Foreclosure Purchase Option Exercise Period or Private Sale Offer Notice Period, as applicable.  To the extent that more than one of the Company and/or the Shareholders elect to acquire the Assigned Loan Documents in accordance with Section 6(a), then such option shall be an option exercisable first by the Company and then to the extent not fully exercised by the Company, shall be exercised jointly by the remaining Note Purchasing Parties to the extent of their respective pro rata interests (as defined below) unless otherwise agreed to by the Note Purchasing Parties; provided, however, in no event shall the option to acquire the Term Notes be exercisable with respect to less than the entirety of the Term Notes.  For purposes of this Section 6(b), the term “pro rata interest” shall mean the ratio of the number of shares of Common Stock held by a Note Purchasing Party (other than the Company) to the number of shares of Common Stock held by all Note Purchasing Parties (other than the Company).  At such closing, the Administrative Agent and the Lenders shall deliver an instrument of assignment which is reasonably acceptable to the Lenders and the Note Purchasing Party (subject to the provisions of Section 6(b) below), endorse the Term Notes to the Note Purchasing Party (or its designee), without recourse or warranty (subject to the provisions of Section 6(b) below), and deliver to the Note Purchasing Party the originals of the Term Notes and the other Assigned Loan Documents, the certificates evidencing the Shares, the stock powers held by the Administrative Agent with respect thereto, and such other instruments of conveyance or assignment as shall be reasonably necessary to transfer to the Note Purchasing Party the Obligations and the rights and interests of the Lenders under the Assigned Loan Documents free and clear of liens and encumbrances (subject to the provisions of Section 6(b) below), and the Shareholders shall deliver a bank or certified check (or wire transfer) to the Administrative Agent, in an amount equal to the Note Purchase Price, together with such other acknowledgements of receipt and assumption of the obligations of the Administrative Agents and the Lenders under the Assigned Loan Documents, including but not limited to the obligations to fund the outstanding Letters of Credit (as defined in the Credit Agreement), if any, up to the face amount of such L/C Obligations set forth on Annex B, subject to the terms and conditions thereof.

(b)                                 Lenders’ assignment of the Term Notes and the other Assigned Loan Documents will be without recourse, warranty or representation, express or implied, except that each of the Lenders will represent and warrant to the Note Purchasing Party (i) the amount of the unpaid principal balance and accrued interest due and owing in respect of the Term Notes as of the date of the assignment, (ii) the amounts to be funded under any of the outstanding Letters of Credit, and (iii) that such Lender has not sold, assigned or pledged its interest in the Loan Documents in whole or in part to any person or entity that is not a party to such assignment.

(c)                                  The Company and the Shareholders acknowledge and agree that, upon the conveyance to the Note Purchasing Party of the Assigned Loan Documents, the maturity date of the Term Notes shall be automatically be reinstated and extended to the date which is one (1) year from the date of the conveyance of the Assigned Loan Documents.  Pledgor acknowledges and agrees that, upon the conveyance to the Note Purchasing Party of the Assigned Loan Documents, the Obligations shall continued to be secured by all of the collateral (or any portion thereof, at the option of the Note Purchasing Party) securing the Obligations under the Loan Documents enforceable as of the date of the Foreclosure Notice.  The Note Purchasing Party agrees to act reasonably and to cooperate with the Lenders in consummating the sale and assignment of the Lenders’ interest in the Term Notes.

(d)                                 The Administrative Agent and the Lenders agree that the Obligations under the Loan Documents shall not be increased without the consent of the Company and the Shareholders which shall not be unreasonably withheld.

(e)                                  The rights granted to the Company and the Shareholders under this Section 6 shall not require any notice to or consent of any of the Company or the Shareholders with respect to any of the Loan Documents or the exercise of any of the rights or remedies of the Lenders thereunder except as specifically set forth in this Agreement with respect to the exercise of the remedies of the Lenders under the Security and Pledge Agreement (in the event of the election of the Lenders to exercise such rights and remedies), it being understood and agreed by the Company and the Shareholders that the Loan Documents, and any and all of the terms or provisions thereof, may be exercised, waived, modified, amended, supplemented, released, renewed or extended by the Lenders in the sole and absolute discretion.

7.  Company and Shareholder Purchase Option.

(a)                                  If the Company and/or the Shareholders do not exercise the Pre-Foreclosure Note Option or Pre-Foreclosure Purchase Option prior to the expiration of the Pre-Foreclosure Purchase Option Exercise Period, then, if the Administrative Agent on behalf of the Lenders, or any of the Lenders individually, or any of their respective affiliates (such acquiror referred to herein as the “Holder”), shall acquire all or any portion of the Shares in connection with the exercise of the rights and remedies of the Lenders under the Security and Pledge Agreement, whether pursuant to a Foreclosure Disposition or otherwise (the “Lender Acquired Shares”), the Administrative Agent shall give written notice thereof promptly following such acquisition of the Shares, and each of the Lenders that the Company and Shareholders shall have the exclusive option to purchase all of the Lender Acquired Shares (the “Purchase Option”), exercisable during the period set forth in Section 7(b), at a purchase price equal to the amount of the consideration paid or credit given with respect to the Lender Acquired Shares plus two percent (2%) of such amount (the “Exercise Price”).  Each of the Administrative Agent and the Lenders agrees to cause any affiliate thereof who becomes a Holder to acknowledge that its acquisition of the Shares is subject to the provisions of this Waiver and Consent.

(b)                                 To exercise the Pre-Foreclosure Purchase Option, the Company and/or Shareholders (a “Purchase Option Exercising Party”) shall deliver to the Holder of the Lender Acquired Shares written notice (the “Purchase Option Notice”) of its intention to exercise the Purchase Option not later than ten (10) business days following the delivery of the notice specified in Section 7(a) (the “Purchase Option Exercise Period”), and the closing of the Purchase Option shall occur on or before the forty-fifth (45th) day after the Purchase Option Notice is delivered.  To the extent that more than one of the Company and/or the Shareholders desire to exercise such option to acquire the Lender Acquired Shares, then such option shall be an option exercisable first by the Company and then to the extent not fully exercised by the Company, jointly by the Shareholders with respect to the remaining Lender Acquired Shares to the extent of their respective pro rata interests (as defined below); provided, however, in no event shall the option to acquire the Lender Acquired Shares be exercisable with respect to less than the entirety of the Lender Acquired Shares.  For purposes of this Section 7(b), the term “pro rata interest” shall mean the ratio of the number of shares of Common Stock held by a Purchase Option Exercising Party (other than the Company) to the number of shares of Common Stock held by all Purchase Option Exercising Parties (other than the Company).  At such closing, the Holder of the Lender Acquired Shares shall deliver any and all certificates, instruments and/or other documents representing the Lender Acquired Shares free and clear of the security interests of the Lenders, in a form reasonably requested by the Purchase Option Exercising Party, but without recourse or warranty, express or implied, and the Purchase Option Exercising Party shall deliver a bank or certified check (or wire transfer) to the Holder of the Lender Acquired Shares, in an amount equal to the Exercise Price for the Lender Acquired Shares.

(c)                                  Pledgor acknowledges and agrees that it shall have no right to contest the validity or propriety of any transfer of the Shares which may be made by the Holder pursuant to this Section 7, or the amount of the consideration or credit given with respect to the Lender Acquired Shares.

(d)                                 At the expiration of the Purchase Option Exercise Period, the Purchase Option and all rights and obligations associated therewith and described herein shall automatically and with no further action expire and terminate.

(e)                                  Notwithstanding anything in this Section 7 or otherwise in this Waiver and Consent to the contrary, nothing herein shall preclude the Administrative Agent and/or the Lenders, or any of them, from marketing the Lender Acquired Shares, in compliance with applicable laws, at any time to any third party.

8.  Proposed Purchase Offers and Rights of First Refusal.  If all or any portion of the Shares shall be acquired by a Holder in connection with the exercise of the rights and remedies of the Lenders under the Security and Pledge Agreement, whether pursuant to a Foreclosure Disposition or otherwise, and neither the Company nor any Shareholder does not exercise the Purchase Option prior to the expiration of the Purchase Option Exercise Period, then, if the Holder of the Shares obtains an offer for the sale and purchase of the Shares which the Holder desires to accept from any third party pursuant to a bona fide offer or private placement (a “Proposed

Purchase Offer”), the Administrative Agent shall deliver to the Company and the Shareholders written notice of the Proposed Purchase Offer in accordance with the provisions of Section 8(a) below (the “Offer Notice”) and the Company and the Shareholders shall have the right to purchase the Lender Acquired Shares which are the subject of the Proposed Purchase Offer (the “Offered Shares”) on the same terms and conditions as the Proposed Purchase Offer in accordance with and subject to the provisions of Section 8(b) below.

(a)                                  The Holder shall deliver to the Company and to each of the Shareholders prior to its acceptance of any Proposed Purchase Offer, in the manner and at the addresses set forth in Section 15 hereof, the Offer Notice.  The Offer Notice shall disclose the terms of the Proposed Purchase Offer, including the number of Offered Shares, the aggregate purchase price for the Offered Shares, the name of the proposed transferee, the method of payment, the closing date of such proposed transfer, and all other material terms and conditions of the Proposed Purchase Offer.

(b)                                 On receipt of the Offer Notice, the Company and each of the Shareholders shall have the right and option to acquire the Offered Shares, on the same terms and conditions as set forth in the Offer Notice, except that (i) the closing date shall be the date which is forty-five (45) days following the expiration of the Right of First Refusal Notice Period (as defined below), (ii) if the Proposed Purchase Offer specifies consideration other than cash, the consideration shall be the cash equivalent of the consideration specified in the Proposed Purchase Offer, and (iii) to the extent that more than one of the Company and/or the Shareholders desire to exercise such option to acquire the Offered Shares, then such option shall be an option exercisable first by the Company and then to the extent not fully exercisable by the Company, jointly by the Shareholders with respect to the remaining Offered Shares to the extent of their respective pro rata interests; provided, however, in no event shall the option to acquire the Offered Shares be exercisable with respect to less than the entirety of the Offered Shares.  If either the Company and/or any Shareholder elects to exercise its option to acquire the Offered Shares pursuant to this Section 8 (an “Exercising Party”), such Exercising Party shall give notice to the Holder of the Lender Acquired Shares within ten (10) business days of its receipt of such Offer Notice (the “Right of First Refusal Notice Period”).  For purposes of this Section 8.5(b), the term “cash equivalent” shall mean (i) the value ascribed to the consideration by mutual agreement of the Administrative Agent and the Exercising Parties within five (5) business days of the expiration of the Right of First Refusal Notice Period or (ii) if no such agreement is reached within five (5) business days of the expiration of the Right of First Refusal Notice Period, the value ascribed to such consideration by a nationally-recognized investment bank or appraisal firm engaged by the tenth (10th) business day after the expiration of the Right of First Refusal Notice Period by the Exercising Parties and reasonably acceptable to the Administrative Agent (the fees and expenses of which shall be borne by Pledgor), which firm shall use a valuation methodology supplied by the Exercising Parties and reasonably acceptable to the Administrative Agent, and which firm shall be directed to provide its valuation within thirty (30) days of its engagement.

(c)                                  If any of the Company or any of the Shareholders do not elect to exercise its option to acquire the Offered Shares pursuant to this Section 8 (a “Non-Exercising Party”), then, prior to the expiration of the Right of First Refusal Notice Period, such Non-Exercising Party shall deliver to the Administrative Agent, in writing, its consent or denial of consent to the acceptance by the Holder of the Proposed Purchase Offer and a Transfer pursuant to the Proposed Purchase Offer (conditioned upon the failure of any of the Company or any Shareholder to become an Exercising

Party pursuant to the provisions of this Section 8), which consent shall not be unreasonably withheld.  The failure of a Non-Exercising Party to deliver its written consent or denial of consent prior to the expiration of the Right of First Refusal Notice Period shall be deemed to constitute the consent of such Non-Exercising Party to the Transfer of the Offered Shares pursuant to the terms of the Offer Notice.  Notwithstanding the giving of any consent to the acceptance and Transfer, it shall be provided that as a condition precedent to such Transfer that such proposed transferee becomes a party to and agrees to be bound by all terms and conditions of the Shareholders’ Agreement and such condition shall not be waived or modified.

(d)                                 At the closing of any sale of the Offered Shares to an Exercising Party pursuant to the provisions of this Section 8, the Holder of the Offered Shares shall deliver any and all certificates, instruments and/or other documents representing the Offered Shares free and clear of the security interest of the Lenders and in a form reasonably requested by the Company and/or Shareholders acquiring the Offered Shares, but without recourse or warranty, express or implied, and the Company and/or Shareholders shall deliver a bank or certified check (or wire transfer) to the Holder of the Offered Shares in an amount equal to the aggregate purchase price set forth in the Offer Notice.

9.  Right of Inspection and Audit.  The Company hereby covenants and agrees to permit the Administrative Agent or any of its agents or representatives, including but not limited to any accountants, investment bankers, attorneys and other financial, business or legal consultants, to visit and inspect the financial records and statements, inventory or properties of the Company, to discuss the affairs, finances, and accounts of the Company and to otherwise assist Administrative Agent in conducting an appraisal of the Shares and a valuation of the equity of the Company, during normal business hours, at any reasonable time and from time to time (“Appraisal and Marketing Investigations”).  It shall be a condition to the Company’s obligation to provide any information that the Administrative Agent and any other party or entity receiving such information shall enter into a confidentiality agreement in the form of Annex A hereto.  Such inspection right shall commence upon receipt of a bona fide Default Notice under Section 2 and continue during any Event of Default (as defined in the Security and Pledge Agreement) and shall terminate upon the earliest to occur of (i) consummation of an initial public offering of the Company’s equity securities, (ii) acceptance of any or all of the Shares by the Administrative Agent in full or partial satisfaction of any indebtedness secured under the Security and Pledge Agreement, (iii) consummation of a Foreclosure Disposition, and (iv) consummation of a private placement or other disposition of any or all of the Shares.  The Administrative Agent agrees that the scope of the Appraisal and Marketing Investigations shall be limited to only that information deemed by the Company to be reasonably necessary to appraise the Shares and value the equity of the Company.  The Administrative Agent agrees that any such information received from the Company shall be kept confidential and shall not be disclosed to any other party or entity, except for the Lenders, affiliated entities of the Administrative Agent and/or the Lenders deemed reasonably acceptable by the Company, and their respective agents, representatives and successors.  The Administrative Agent shall use the same degree of care as the Administrative Agent takes to preserve and safeguard its own proprietary information.  Any costs, fees and expenses incurred by the Administrative Agent and/or or the Lenders in connection with any inspection or Appraisal and Marketing Investigations shall be the sole obligation of Pledgor.

10.  Other Shareholder Rights Agreements.

(a)                                  Upon acceptance by the Administrative Agent, for the benefit of the Lenders, of any or all of the Shares in full or partial satisfaction of the Obligations, or upon a Transfer of the Shares by the Administrative Agent to any Person in connection with Administrative Agent’s exercise of any of the rights or remedies under the Security and Pledge Agreement or otherwise, the Administrative Agent, any other Holder or any other such transferee shall agree in writing to become a party to the Shareholders’ Agreement and to be bound by all of its terms and provisions; provided, however, neither the Administrative Agent, any other Holder nor any other transferee of the Shares shall be entitled to the rights, duties, and obligations set forth in Section 3 or Section 4 of the Shareholders’ Agreement with respect to any acquired Shares (other than the obligation to vote their shares in accordance with Section 3.01 for directors of the Company which votes shall not be made cumulatively).

(b)                                 Notwithstanding a Transfer of the Shares to the Administrative Agent, the Lenders or any other third party, Pledgor shall continue to be bound to all of the terms and conditions of the Shareholders’ Agreement; provided, however, the rights set forth in Section 3.01, Section 4 and Section 5.01 of the Shareholders’ Agreement shall automatically terminate solely with respect to Pledgor or any transferee of Pledgor or any subsequent transferee in the event that Pledgor shall hold title to less than fifty percent (50%) of the shares of Common Stock of the Company held as of November 5, 1997.

(c)                                  Except to the extent set forth herein, the Shareholders’ Agreement shall remain in full force and effect and the Shares shall at all times remain subject to all of terms and provisions of the Shareholders’ Agreement.

11.  Release of Shares upon Exercise of Drag-Along Rights.  In the event of a Required Sale, the Seller shall deliver a copy of any Required Sale Notice to the Administrative Agent.  From and after receipt of such Required Sale Notice and for so long as the Shares shall remain subject to the Security Agreement and Pledge, the Administrative Agent and the Lenders shall cooperate in good faith with the Seller in connection with consummating the Required Sale (including, without limitation, releasing the Shares to be sold from the Security and Pledge Agreement and the Credit Agreement upon the payment to it of the consideration payable to Pledgor incident to the consummation of the Required Sale to the extent of, in the case of cash consideration, the amount of the Obligations, the giving of consents and the voting of any Common Stock held by the Administrative Agent to approve such Required Sale).  On the Required Sale Date, the Administrative Agent shall deliver, free and clear of the security interests of the Lenders, a certificate or certificates and/or other instrument or instruments for all Shares, duly endorsed and in proper form for transfer, to the Third Party in the manner and at the address indicated in the Required Sale Notice but conditioned upon the delivery to the Administrative Agent of the consideration payable to Pledgor incident to the consummation of the Required Sale to the extent of, in the case of cash consideration, the amount of the Obligations.

12.  No Termination or Amendment of Shareholders’ Agreement.  The Company, Pledgor and each of the Shareholders hereby covenant and agree not to vote in favor of, or cause, the termination of the Shareholders’ Agreement, or vote in favor of, or cause, any modification, extension, renewal, amendment, replacement or alteration of any of the terms of the Shareholders’

Agreement without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

13.  Pledgor Covenant.  Pledgor covenants and agrees that upon any sale or transfer of the Shares by the Administrative Agent or any Holder to the Company or any Shareholders in accordance with this Agreement, Pledgor shall deliver to such purchaser at closing a certificate signed by the Pledgor attesting that good title is being passed to the Shares free and clear of all encumbrances.  Notwithstanding the foregoing, the delivery of such certificate shall not be a condition precedent to consummating any such transaction

14.  Restrictive Legend.  Pledgor acknowledges and agrees that each certificate representing the Shares shall bear a legend as follows until the later of (i) the termination of the Security and Pledge Agreement or (ii) a subsequent Transfer of the Shares by Administrative Agent or any Holder to any Person in connection with a disposition of the Shares:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WAIVER AND CONSENT, DATED DECEMBER      , 2002 BUT EFFECTIVE FOR ALL PURPOSES AS OF SEPTEMBER 27, 2002, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND SAID SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THAT AGREEMENT.  A COPY OF SAID AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE SHAREHOLDER UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH A COPY.”

15.  Notices.  All notices given with respect to this Waiver and Consent shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such notice with such carrier unless such carrier confirms such notice was not delivered, then on the day such carrier actually delivers such notice, or (ii) if personally delivered, on the actual date of delivery, or (iii) if sent by certified U.S. Mail, return receipt requested postage prepaid, on the fifth business day following the date of mailing, or (iv) if sent by facsimile, then on the actual date of delivery (as evidenced by a facsimile confirmation) provided that a copy of the facsimile and confirmation is also sent by regular U.S. Mail, addressed as follows:

If to Pledgor:	8122 Datapoint Drive, Suite 1000
San Antonio, Texas 78229
Facsimile: (210) 614-5841
Attention: Thomas W. Lyles, Jr., President

If to Administrative Agent:		JPMorgan Chase Bank
1020 N.E. Loop 410
San Antonio, Texas 78265-7531
Facsimile: (210) 829-6126
Attention: David P. McGee, President

with copy to:		Jackson Walker L.L.P.
112 E. Pecan Street, Suite 2100
San Antonio, Texas 78205
Facsimile: (210) 978-7790
Attention: Eileen E. Sommer, Esq.

If to the Company:		Kinetic Concepts, Inc.
8023 Vantage
San Antonio, Texas 78203
	Facsimile:	(210) 255-6993
	Attention:	Dennis Noll, Vice President
General Counsel

If to the Shareholders:		Richard C. Blum & Associates, L.P.
909 Montgomery Street, Suite 400
San Francisco, CA 94133
	Facsimile:	(415) 434-3130
	Attention:	Murray Indick, Esq.
Partner and General Counsel

and		Fremont Partners, L.P.
199 Fremont Street, Suite 2300
San Francisco, CA 94105
Facsimile: (415) 284-8191
Attention: Kevin Baker, Esq.

with copy to:		Skadden, Arps, Slate, Meagler & Flom LLP
525 University Avenue, Suite 1100
Palo Alto, CA 94403
Facsimile: (650) 470-4570
Attention: Kenton J. King, Esq.

and		Richard Welch
8122 Datapoint Drive, Suite 1000
San Antonio, Texas 78229
Facsimile: (210) 614-5841
Attention: Thomas W. Lyles, Jr., Esq.

and	Robert Welch
8122 Datapoint Drive, Suite 1000
San Antonio, Texas 78229
Facsimile: (210) 614-5841
Attention: Thomas W. Lyles, Jr., Esq.

16.  Further Assurances.  Each party hereto agrees to perform any further acts and to execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Waiver and Consent.

17.  Subsequently Acquired Shares.  For purposes of this Consent and Waiver, the term “Shares” shall not include any Common Stock of the Company acquired prior to the Effective Date hereof or acquired by the Administrative Agent or any of the Lenders, in each case, that do not constitute the Shares described in the Security and Pledge Agreement.

18.  Titles and Captions.  All section titles or captions in this Waiver and Consent are for convenience only, shall not be deemed part of this Waiver and Consent and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

19.  Assignment.  This Waiver and Consent shall be binding upon and inure to the benefit of the successors and assigns of the respective parties.  Neither this Waiver and Consent nor any right, duty or obligation created hereby or in any shall be assignable by any party hereto other than a Lender or a Holder.

20.  Choice of Law.  This Waiver and Consent shall be construed, interpreted and governed in accordance with the laws of the State of Texas applicable to agreements fully executed, delivered and performed there.

21.  Construction.  This Waiver and Consent shall be interpreted and construed in accordance with its fair meaning and not for or against any party to this Waiver and Consent.

22.  Severability.  In the event that any of the provisions, or portions thereof, of this Waiver and Consent are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

23.  Amendment.  No amendment or modification of this Waiver and Consent shall in any event be effective against any party hereto unless the same shall be agreed or consented to in writing by such party.

24.  Counterparts.  This Waiver and Consent may be executed in multiple counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument and facsimile signatures shall be given the same effect as original signatures.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have each executed the Waiver and Consent to be effective as of the date first above written.

COMPANY:

KINETIC CONCEPTS, INC.

By:
Name:
Title:

JAMES R. LEININGER:

James R. Leininger, M.D.

SHAREHOLDERS:

FREMONT PARTNERS, L.P.

By:	FP Advisors, L.L.C.
Its:	General Partner

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

By:
Name:
Title:

		By:	Fremont Investors, Inc.
		Its:	Managers

By:
Name:
Title:

RICHARD C. BLUM & ASSOCIATES, L.P.

By:	Richard C. Blum & Associates, Inc.
Its:	General Partner

By:
Name:
Title:

THE COMMON FUND FOR NON-PROFIT ORGANIZATIONS

By:	Richard C. Blum & Associates, L.P.
Its:	Attorney-In-Fact

By:
Name:
Title:

STINSON CAPITAL PARTNERS II, L.P.

	By	Richard C. Blum & Associates, L.P.
	Its:	General Partner

By:
Name:
Title:

RCBA-KCI CAPITAL PARTNERS, L.P.

	By	Richard C. Blum & Associates, L.P.
	Its:	General Partner

By:
Name:
Title:

17

FREMONT PARTNERS SIDE-BY-SIDE, L.P.

By:	Fremont Group, L.L.C.
Its:	General Partner

	By:	Fremont Investors, Inc.
	Its:	Manager

By:
Name:
Title:

FREMONT-KCI INVESTMENT COMPANY, L.L.C.

By:	FP Advisors, L.L.C.
Its:	Member-Manager

	By:	Fremont Group, L.L.C.
	Its:	Managing Member

	By:	Fremont Investors, Inc.
	Its:	Managers

By:
Name:
Title:

FREMONT PURCHASER II, INC.

By:
Name:
Title:

FREMONT ACQUISITION COMPANY II, L.L.C.

By:		Fremont Partners, L.P.
Its:		Member

By:	FP Advisors, L.L.C.
Its:	General Partner

By:	Fremont Group, L.L.C.
Its:	Managing Member

	By:	Fremont Investors, Inc.
	Its:	Manager

By:
Name:
Title:

FREMONT ACQUISITION COMPANY IIA, L.L.C.

By:		FP Advisors, L.L.C.
Its:		Non-Member Manager

By:		Fremont Group, L.L.C.
Its:		Managing Member

By:	Fremont Investors, Inc.
Its:	Manager

By:
Name:
Title:

FREMONT OFFSHORE PARTNERS, L.P.

	By:	FP Advisors, L.L.C.
	Its:	General Partner

		By:	Fremont Group, L.L.C.
		Its:	Managing Member

			By:	Fremont Investors, Inc.
			Its:	Manager

By:
Name:
Title:

RICHARD WELCH

Richard Welch

ROBERT WELCH

Robert Welch

AGREED AND ACCEPTED:

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK,
a New York banking corporation

By:
David P. McGee
President

LENDERS:

JPMORGAN CHASE BANK,
a New York banking corporation

By:
David P. McGee
President

BANK ONE, NA

By:
Name:
Title:

ANNEX A

FORM OF CONFIDENTIALITY AGREEMENT

ANNEX B

LOAN DOCUMENTS

1.                                       Credit Agreement.

2.                                       Term Note dated September 27, 2002, in the original principal amount of $16,608,175, executed by Pledgor and payable to the order of Chase.

3.                                       Term Note dated September 27, 2002, in the original principal amount of 11,641,825, executed by Pledgor and payable to the order of Bank One.

4.                                       Continuing and Unlimited Guaranty, dated effective as of September 27, 2002, executed by Pledgor in favor of the Administrative Agent for the benefit of the Lenders with respect to Guaranteed Extensions of Credit issued for the account of The Core Group, Inc.

5.                                       Continuing and Unlimited Guaranty, dated effective as of September 27, 2002, executed by Pledgor in favor of the Administrative Agent for the benefit of the Lenders with respect to Guaranteed Extensions of Credit issued for the account of LynMed Capital, Inc.

6.                                       Continuing and Unlimited Guaranty, dated effective as of September 27, 2002, executed by Pledgor in favor of the Administrative Agent for the benefit of the Lenders with respect to Existing Letters of Credit issued for the account of the Designated Affiliate Borrowers named therein.

7.                                       Security and Pledge Agreement, dated effective as of September 27, 2002 executed by Pledgor in favor of the Administrative Agent for the benefit of the Lenders.

8.                                       Covenant Ranch Cash Collateral Agreement, dated effective as of September 27, 2002, executed by Leininger in favor of the Administrative Agent for the benefit of the Lenders.

9.                                       Renewal and Extension Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated effective as of September 27, 2002, executed by Leininger to David L. Mendez, Trustee, covering certain tracts of land in Kendall County and Gillespie County, Texas.

10.                                 Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated effective as of September 27, 2002, executed by Leininger to David L. Mendez, Trustee, covering certain tracts of land in Comal County, Texas.

11.                                 Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated effective as of September 27, 2002, executed by Leininger and his wife, Cecilia Leininger, to David L. Mendez, Trustee, covering certain tracts of land in Comal County, Texas.

12.                                 Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated effective as of September 27, 2002, executed by Willow Springs, Ltd. to David L. Mendez, Trustee, covering certain tracts of land in Bandera County, Texas.

13.                                 Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement, dated effective as of September 27, 2002, executed by Covenant Ranch I, L.C. to David L. Mendez, Trustee, covering certain tracts of land in Webb County, Texas.

14.                                 Term Note dated September 27, 2002, in the original principal amount of $4,703,200, executed by The Core Group, Inc. and payable to the order of Chase.

15.                                 Term Note dated September 27, 2002, in the original principal amount of $3,296,800, executed by The Core Group, Inc. and payable to the order of Bank One.

16.                                 Term Note dated September 27, 2002, in the original principal amount of $2,939,500, executed by LynMed Capital, Inc. and payable to the order of Chase.

17.                                 Term Note dated September 27, 2002, in the original principal amount of $2,060,500, executed by LynMed Capital, Inc. and payable to the order of Bank One.

18.                                 Letter of Credit Application dated December 20, 2001, executed by American Gem Seafoods, Inc., MCMI Food Company and Harry Lees in favor of Chase, as Issuing Lender, with respect to Letter of Credit No. D-220597, in the face amount of $4,000,000, issued to RLI Insurance Company for the account of American Gem Seafoods, Inc., MCMI Food Company and Harry Lees.

19.                                 Letter of Credit Application, executed by MCMI Food Company in favor of Chase, as Issuing Lender, with respect to Letter of Credit No. D-211160, in the face amount of $150,000, issued to Zurich American Insurance Company for the account of MCMI Food Company.

20.                                 Letter of Credit Application dated August 6, 1999, executed by ATX Technologies, Inc.  in favor of Chase, as Issuing Lender, with respect to Letter of Credit No. D-291414, in the face amount of $3,000,000, issued to Freeport #2, L.P. for the account of ATX Technologies, Inc.

21.                                 Letter of Credit Application dated April 5, 2000, executed by Covenant Classic Schools, LLC in favor of Chase, as Issuer, with respect to Letter of Credit No. D-299684, in the face amount of $117,242, issued to Del Norte Center Limited Partnership for the account of Covenant Classic Schools, LLC.

22.                                 Letter of Credit Application dated August, 2001, executed by James R. Leininger in favor of Bank One, as Issuing Lender, with respect to Letter of Credit No. STR18411, in the face amount of $575,000, issued to General Electric Capital Corporation for the account of James R. Leininger.